                                                                   Exhibit 99(a)

ACORD(TM) CERTIFICATE OF LIABILITY INSURANCE                                DATE (MM/DD/YY)
                                                                              6/16/98
PRODUCER
                                                THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
     Aon Risk Services, Inc. of Ohio            ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER.
     Skylight Office Tower                      THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE
     1660 West 2nd Street, Suite 650            COVERAGE AFFORDED BY THE POLICIES BELOW.
     Cleveland, OH    44113                     ------------------------------------------------------
     216-621-8100                               COMPANIES AFFORDING COVERAGE
                                                --------------------------------
                                                Company
                                                  A   Royal Insurance of America
--------------------------------------------------------------------------------
INSURED                                         Company
                                                  B
     Pioneer-Standard Electronics,              --------------------------------
     Inc.                                       Company
     4800 East 131st Street                       C
     Cleveland, OH  44105                       --------------------------------
                                                Company
                                                  D
--------------------------------------------------------------------------------
COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED
TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY
REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO
WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY
THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND
CONDITIONS OF SUCH POLICIES, LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
--------------------------------------------------------------------------------
                                                        POLICY             POLICY
CO                                       POLICY      EFFECTIVE DATE     EXPIRATION DATE
LTR     TYPE OF INSURANCE                NUMBER        (MM/DD/YY)         (MM/DD/YY)                  LIMITS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
       OTHER

A      EXCESS DIRECTORS &              PSF000178       11/01/97            11/01/00       $10,000,000 Ea Loss
       OFFICERS LIABILITY                                                                 $10,000,000
                                                                                          Ea Policy Year
------------------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

--------------------------------------------------------------------------------
CERTIFICATE HOLDER

To Whom It May Concern
--------------------------------------------------------------------------------

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENT OR REPRESENTATIVES.
--------------------------------------------------------------------------------

AUTHORIZED REPRESENTATIVE                                              701091000

  /s/ Monica H. Peres

ACORD 25-S (1/95) B                                       ACORD CORPORATION 1988

ACORD(TM) CERTIFICATE OF LIABILITY INSURANCE                                DATE (MM/DD/YY)
                                                                              6/16/98
PRODUCER
                                                THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
     Aon Risk Services, Inc. of Ohio            ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER.
     Skylight Office Tower                      THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE
     1660 West 2nd Street, Suite 650            COVERAGE AFFORDED BY THE POLICIES BELOW.
     Cleveland, OH    44113                     ------------------------------------------------------
     216-621-8100                                            COMPANIES AFFORDING COVERAGE
                                                ------------------------------------------------------
                                                Company
                                                  A   Federal Insurance Company
------------------------------------------------------------------------------------------------------
INSURED                                         Company
                                                  B
     Pioneer-Standard Electronics,              ------------------------------------------------------
     Inc.                                       Company
     4800 East 131st Street                       C
     Cleveland, OH  44105                       ------------------------------------------------------
                                                Company
                                                  D
------------------------------------------------------------------------------------------------------
COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED
ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY
CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE
INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND
CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
------------------------------------------------------------------------------------------------------
                                                        POLICY             POLICY
CO                                       POLICY      EFFECTIVE DATE     EXPIRATION DATE
LTR     TYPE OF INSURANCE                NUMBER        (MM/DD/YY)         (MM/DD/YY)                  LIMITS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
       OTHER

A      DIRECTORS & OFFICERS            8102-64-55I     11/01/97            11/01/00       $25,000,000 Ea Loss
       LIABILITY                                                                          $25,000,000
                                                                                          Ea Policy Year
------------------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS


--------------------------------------------------------------------------------
CERTIFICATE HOLDER

To Whom It May Concern


--------------------------------------------------------------------------------

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
--------------------------------------------------------------------------------

AUTHORIZED REPRESENTATIVE                                              701091000

  /s/ Monica H. Peres

                                                          ACORD CORPORATION 1988